Artisan Funds, Inc.

SUPPLEMENT DATED MAY 15, 2006

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)

DATED JANUARY 31, 2006

ARTISAN INTERNATIONAL FUND – CHANGES TO INVESTMENT RESTRICTIONS

Effective July 1, 2006, Artisan International Fund will be able to invest up to 20% of its net assets in emerging markets and up to 30% of its net assets in any single country. The following paragraph replaces the first paragraph after the last bullet point on page 2 of Artisan Funds’ Investor Shares prospectus:

There are no restrictions on the size of the companies in which the Fund may invest. The Fund invests primarily in developed markets but also may invest up to 20% of the Fund’s net assets at market value at time of purchase in emerging markets. The Fund typically holds securities representing at least 18 countries. The maximum investment in any single country is 30% of the Fund’s net assets at market value at the time of purchase. The Fund may emphasize investments in a particular region or regions from time to time when Artisan believes the growth potential of a region is attractive. Similarly, the Fund might emphasize certain business sectors when Artisan thinks those sectors show greater growth potential than others. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase, and no more than 5% of the Fund’s net assets at market value at the time of purchase may be invested in securities of a single issuer.

ARTISAN MID CAP VALUE AND ARTISAN SMALL CAP VALUE FUNDS – ADDING NEW PORTFOLIO CO-MANAGER

Effective May 15, 2006, George O. Sertl, Jr. has been named a co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund with James C. Kieffer and Scott C. Satterwhite. Mr. Sertl serves as a co-manager of Artisan Opportunistic Value Fund and has worked as an analyst with Mr. Kieffer and Mr. Satterwhite on Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since 2000.

The following paragraphs replace the paragraphs under the subheading “Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund” on page 26 of Artisan Funds’ Investor Shares prospectus:

Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund are co-managed by Scott C. Satterwhite, CFA, James C. Kieffer, CFA and George O. Sertl, Jr., CFA, who manage the Funds as a team.

Mr. Satterwhite is a Managing Director of Artisan Partners. He has co-managed Artisan Mid Cap Value Fund since November 2001 and managed Artisan Small Cap Value Fund and Artisan Partners’ small-cap value strategy since inception. He also has co-managed Artisan Opportunistic Value Fund since inception. Mr. Satterwhite earned his B.A. degree from the University of the South and M.B.A. from Tulane University.

Mr. Kieffer is a Managing Director of Artisan Partners. He has co-managed Artisan Mid Cap Value Fund since November 2001, Artisan Small Cap Value Fund since July 2000 and Artisan Opportunistic Value Fund since inception. Mr. Kieffer was an analyst working with Mr. Satterwhite on Artisan Partners’ small-cap value strategy, including Artisan Small Cap Value Fund, from that Fund’s inception through June 2000. Mr. Kieffer holds a B.A. in Economics from Emory University.

Mr. Sertl is a portfolio manager with Artisan Partners. He has co-managed Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since May 2006 and co-managed Artisan Opportunistic Value Fund since inception. Prior to becoming co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan Partners’ small- and mid-cap value strategies, including Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund, since January 2000. Mr. Sertl holds a B.A. from the University of Richmond and an M.A. from St. Louis University.

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

Effective May 15, 2006 the following bullet point replaces the last bullet point on page 29 under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” of Artisan Funds’ Investor Shares prospectus:

•	you are purchasing Fund shares through a broker-dealer sponsored fee-based mutual fund program and shares of the Fund are offered through that program pursuant to a specific agreement with Artisan Funds or Artisan Distributors LLC and Artisan Funds or Artisan Distributors has notified the broker-dealer sponsor of that program, in writing, that shares may continue to be offered through such program and has not withdrawn that notification.

Also effective May 15, 2006, the following paragraph replaces the last paragraph on page 29 under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” of Artisan Funds’ Investor Shares prospectus:

In order to further limit the growth of assets of Artisan International Small Cap Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund, those Funds will not accept most new accounts for employee benefit plans (including 401(k) and other types of defined contribution plans) that expect to have increasing assets over time, even if the plan would be eligible to open a new account under the guidelines set forth above, except in the case of certain plan or corporate acquisitions or reorganizations, or similar circumstances.

Case Label #537104

Artisan Funds, Inc.

SUPPLEMENT DATED MAY 15, 2006

TO THE PROSPECTUS OF ARTISAN OPPORTUNISTIC VALUE FUND

DATED MARCH 23, 2006

Effective May 15, 2006, George O. Sertl, Jr. has been named a co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund with James C. Kieffer and Scott C. Satterwhite. Mr. Sertl has served as a co-manager of Artisan Opportunistic Value Fund since its inception and has worked as an analyst with Mr. Kieffer and Mr. Satterwhite on Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since 2000.

The following paragraph replaces the second paragraph under the subheading “Artisan Opportunistic Value Fund” on page 8 of Artisan Opportunistic Value Fund’s prospectus:

Mr. Sertl is a portfolio manager with Artisan Partners. He has co-managed Artisan Opportunistic Value Fund since inception and Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since May 2006. Prior to becoming co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan Partners’ small- and mid-cap value strategies, including Artisan Small Cap Value Fund and Artisan Mid Cap Value Fund, since January 2000. Mr. Sertl holds a B.A. from the University of Richmond and an M.A. from St. Louis University.

Case Label #537214

Artisan Funds, Inc.

SUPPLEMENT DATED MAY 15, 2006

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Institutional Shares)

DATED JANUARY 31, 2006

ARTISAN INTERNATIONAL FUND – CHANGES TO INVESTMENT RESTRICTIONS

Effective July 1, 2006, Artisan International Fund will be able to invest up to 20% of its net assets in emerging markets and up to 30% of its net assets in any single country. The following paragraph replaces the first paragraph after the last bullet point on page 1 of Artisan Funds’ Institutional Shares prospectus:

There are no restrictions on the size of the companies in which the Fund may invest. The Fund invests primarily in developed markets but also may invest up to 20% of the Fund’s net assets at market value at time of purchase in emerging markets. The Fund typically holds securities representing at least 18 countries. The maximum investment in any single country is 30% of the Fund’s net assets at market value at the time of purchase. The Fund may emphasize investments in a particular region or regions from time to time when Artisan believes the growth potential of a region is attractive. Similarly, the Fund might emphasize certain business sectors when Artisan thinks those sectors show greater growth potential than others. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase, and no more than 5% of the Fund’s net assets at market value at the time of purchase may be invested in securities of a single issuer.

ARTISAN FUNDS, INC.

Artisan International Fund

Artisan International Small Cap Fund

Artisan International Value Fund

Artisan Mid Cap Fund

Artisan Mid Cap Value Fund

Artisan Small Cap Fund

Artisan Small Cap Value Fund

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2006 as supplemented on May 15, 2006

Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (each, a “Fund,” together, the “Funds”) are series of Artisan Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated January 31, 2006 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2005, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual report to shareholders. A copy of the Funds’ annual report must accompany delivery of this Statement of Additional Information. A copy of the prospectus for the Funds’ Investor Shares can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing the Artisan Funds website at www.artisanfunds.com. A copy of the prospectus for the Institutional Shares of Artisan International Fund and Artisan Mid Cap Fund can be obtained without charge by calling (800) 399-1770 or by writing Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

At Artisan Funds, we believe that experienced, active managers investing in less efficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies and Artisan International Small Cap Fund and Artisan International Value Fund each invest at least 80% of their net assets at market value at the time of purchase (plus borrowings for investment purposes) in common stocks and other equity securities of non-U.S. companies. Each other Fund invests primarily in U.S. companies, but may invest up to 5% of its net assets at market value at the time of purchase in securities of non-U.S. companies. As a result, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund routinely hold securities of issuers organized outside the U.S., but with their primary trading markets in the U.S. In addition, those Funds may hold a limited number of non-U.S. securities that are traded in the U.S., directly or as American Depositary Receipts (“ADRs”). Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund routinely hold securities of issuers organized within the U.S. and/or issuers with their primary trading markets in the U.S.

For the purposes of determining whether an issuer’s securities are appropriate for holding in a particular Fund, Artisan Partners considers an issuer to be from a particular country as designated by its securities information vendors.1 In the event (i) Artisan Partners’ securities information vendors do not assign a security to a particular country, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a

[1]	As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by Morgan Stanley Capital International (MSCI) in the creation of the MSCI indexes and FactSet Research Systems, Inc. as a secondary source for this information.

security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, Artisan Partners assigns the security to a country using the primary vendor’s published criteria (to the extent available) or Artisan Partners’ own judgment. The primary information vendor’s criteria include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters.

Securities of non-U.S. companies include ADRs, New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs or GDRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. Under normal market conditions, Artisan International Fund may invest up to 15% of its net assets at market value at the time of purchase, Artisan International Small Cap Fund may invest up to 25% of its net assets at market value at the time of purchase and Artisan International Value Fund may invest up to 20% of its net assets at market value at the time of purchase in emerging markets securities. Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Artisan Partners believes that Privatizations may offer opportunities for significant capital appreciation, and may invest assets of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund in Privatizations in appropriate circumstances. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Equity-Linked Warrants

A Fund may invest in equity-linked warrants, which provide a way for investors to access markets where entry is difficult and time-consuming due to regulation. In a typical transaction, a Fund would buy a warrant from a broker that would entitle the Fund to a return measured by the change in value of an identified underlying security, shares of which are purchased by the broker to hedge its obligation. If the investor exercises the warrant and closes his position, the shares are sold and the warrant redeemed with the proceeds. An equity-linked warrant is a derivative security.

Each warrant typically represents one share of the underlying stock; therefore, the price, performance and liquidity of the warrant are all linked directly to the underlying stock. The warrants typically can be redeemed for 100% of the value of the underlying stock (less transaction costs). They typically can be exercised at any time.

There are risks associated with equity-linked warrants. A Fund will bear the full counterparty risk to the issuing broker, although Artisan Partners may mitigate that risk by purchasing only from issuers with high credit ratings. Equity-linked warrants also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. There currently is no active trading market for equity-linked warrants and they may be illiquid. Certain issuers of warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

Real Estate Investment Trusts (“REITs”)

REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

The Funds try to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or that otherwise expect to generate excess inclusion income. Under Treasury regulations that have not yet been issued, but may apply retroactively, if a Fund receives excess inclusion income from a REIT, that a portion of the income will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that might invest in residual interests in REMICs may require the Funds to forego otherwise attractive investment opportunities.

Convertible Securities

Each Fund may invest in convertible securities, although as of the date of this statement of additional information, the Funds have not done so. Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Managing Investment Exposure

The Funds may (but generally do not and are not obligated to) use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Funds may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. The Funds may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above).

A Fund may use futures contracts and options on futures contracts for hedging and risk management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Rule 144A Securities

The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the Securities Act of 1933 (the “1933 Act”). That Rule permits certain qualified institutional buyers, including

[2]	A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan International Fund and Artisan International Small Cap Fund (and, to a lesser extent, Artisan International Value Fund) typically purchase Rule 144A securities that are privately placed in the United States. The securities purchased by the Funds are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the United States and qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may lend its portfolio securities to broker-dealers and banks. Each of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund expect to lend certain foreign portfolio securities to capture a portion of the tax on a dividend to be paid by the issuer of the security that the Fund would not otherwise have the ability to reclaim. Each Fund may, but does not currently intend to, lend its portfolio securities to generate additional income. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the lending Fund’s assets at the time of initiation of any loan.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2005 and September 30, 2004, respectively, each Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2005	Fiscal Year Ended September 30, 2004
International Fund	56.15%	54.96%
International Small Cap Fund	57.25	81.03
International Value Fund	53.15	14.66
Mid Cap Fund	83.00	101.09
Mid Cap Value Fund	51.60	53.79
Small Cap Fund	78.60	119.40
Small Cap Value Fund	56.03	41.31

The increase in the portfolio turnover rate for International Value Fund was due in large part to increased purchase and sale activity in the portfolio resulting from purchases and redemptions of Fund shares and the investment team’s decisions during the period to sell several portfolio holdings that had appreciated to the team’s estimates of the securities’ intrinsic value. Future turnover rates for the Funds may vary significantly from year to year.

A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;3

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

[3]	A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $3 billion, in each case at the time of investment [Artisan International Small Cap Fund only];

(g) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in the Russell Midcap® Index, in each case at the time of investment [Artisan Mid Cap Fund only];

(h) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations greater than $1.5 billion and less than three times the weighted average market capitalization of companies in the Russell Midcap® Index [Artisan Mid Cap Value Fund only];

(i) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations less than three times the weighted average market capitalization of companies in the Russell 2000® Index, in each case taken at the time of investment [Artisan Small Cap Fund only]; or

(j) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations less than three times the weighted average market capitalization of companies in the Russell 2000® Index, in each case taken at the time of investment [Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f), (g), (h), (i) and (j) above.

For purposes of these investment restrictions, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action.

Organization

The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements. Those arrangements may result in differing expenses of communications to shareholders of the classes in a single Fund. Because of the differing expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. There are eight series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at January 1, 2006	Positions Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held

Directors who are not “interested persons” of Artisan Funds:

David A. Erne, 62	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Partner of the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).

Thomas R. Hefty, 58	Director	3/27/95	Retired. Adjunct Faculty, Department of Business and Economics, Ripon College; Of Counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.

Jeffrey A. Joerres, 46	Director	8/9/01	Chairman of the Board (since May 2001), President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization); formerly, Senior Vice President, European Operations and Global Account Management and Development of Manpower Inc.	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).

Patrick S. Pittard, 60	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia. Until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Jefferson Pilot Corporation (individual and group life insurance and annuity company); Former Chairman of the Board, The University of Georgia Foundation; Member, Board of Regents of the University System of Georgia.

Howard B. Witt, 65	Director	3/27/95	Retired. Until December 2004, Chairman of the Board, President and Chief Executive Officer of Littlefuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Littlefuse, Inc.; Franklin Electric Co., Inc. (manufacturer of electric motors).

Name and Age at January 1, 2006	Positions Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held

Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler, 48*	Director, President and Chief Executive Officer	Director since 1/5/95 and Chairman of the Board 1/5/95 – 12/19/03; President since 12/19/03 (Chief Executive Officer continuously since 1/5/95)	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors; until December 2003, Chairman of Artisan Funds.	None.
Officers:

Carlene Murphy Ziegler, 49	Vice President	3/27/95; Director 3/27/95 – 2/4/05	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Small Cap Fund.	None.

Lawrence A. Totsky, 46	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors.	None.

Janet D. Olsen, 49	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors.	None.

Brooke J. Billick, 52	Chief Compliance Officer	8/19/04	Associate Counsel and Chief Compliance Officer of Artisan Partners; Chief Compliance Officer of Artisan Distributors; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer and director of Artisan Investment Corporation (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds’ principal underwriter.

Name and Age at January 1, 2006	Positions Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held

Michael C. Roos, 47	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors; until December 2003, President of Artisan Funds.	None.

Gregory K. Ramirez, 35	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Client Accounting and Administration since January 2003, Director of Client Accounting and Administration from January 2000 to December 2002 and Controller of Artisan Partners prior thereto; Assistant Treasurer of Artisan Distributors.	None.

Sarah A. Johnson, 33	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners; prior to joining Artisan Partners in July 2002, Associate of the law firm Bell, Boyd & Lloyd LLC, Chicago, IL.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Hefty – W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53187; Mr. Joerres – 5301 North Ironwood, Milwaukee, Wisconsin 53217; and Mr. Pittard and Mr. Witt– c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The board of directors has an executive committee, an audit committee, and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of directors and officers. The following table identifies the members of those committees and the number of meetings of each committee held during the fiscal year ended September 30, 2005 and the function of each committee.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2005	Principal Functions of Committee

Executive Committee	David A. Erne* Andrew A. Ziegler Thomas R. Hefty+	3**	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2005	Principal Functions of Committee
Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	3	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of non-interested directors, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	Andrew A. Ziegler Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	70	The valuation committee is responsible for determining, in accordance with the Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.

**	The number shown represents the number of times the committee took action by written consent of the committee members. The executive committee did not otherwise call a meeting of its members during the fiscal year ended September 30, 2005.

+	Alternate member of the committee.

Security holders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds, Inc. at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners Limited Partnership or Artisan Distributors LLC, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

Prior to April 1, 2005 and for the fiscal year ended September 30, 2004, the compensation paid to the non-interested directors of Artisan Funds for their services as such consisted of an annual retainer fee in the amount of $60,000. In addition, directors received a meeting attendance fee of $3,000 for any board meeting held in person and for any committee meeting not held on the same day as a regular board meeting and held in person (even if by telephone) and $500 for any board meeting (or committee meeting if not on the same day as a board meeting) called to be held by telephone. The chair of any committee and any special liaison appointed by the governance and nominating committee received an additional $5,000 annually.

Beginning on April 1, 2005, the compensation paid to the non-interested directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $120,000 (to be increased by $10,000 for each series of Artisan Funds in excess of seven). In addition, the independent chair of the board of directors receives an additional $60,000 annually and the chair of any committee receives an additional $30,000 annually. No per meeting fees are paid.

Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds does have a deferred compensation plan (the “Plan”) that permits any director who is not an “interested person” of Artisan Funds to elect to defer receipt of all or a portion of his or her compensation as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Each Fund’s obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund’s obligations to make distributions under the Plan.

The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended September 30, 2005 to each director of Artisan Funds.

Name of Director	Aggregate Compensation from Artisan Funds for the Fiscal Year Ended September 30, 2005	Total Compensation from Artisan Funds Paid to Directors for the Fiscal Year Ended September 30, 2005
Andrew A. Ziegler	$0	$0
Carlene Murphy Ziegler*	0	0
David A. Erne	132,000	132,000
Thomas R. Hefty	117,000	117,000
Jeffrey A. Joerres	99,500	99,500
Patrick S. Pittard	99,500	99,500
Howard B. Witt	117,000	117,000

*	Ms. Ziegler resigned as a director effective as of February 4, 2005.

At January 1, 2006, the officers and directors of Artisan Funds as a group owned beneficially less than 1% of the outstanding shares of each of the Funds. This includes shares held in the Artisan Partners 401(k) retirement plan. In certain circumstances, Mr. Ziegler (a director and president of the Funds), Mr. Totsky (chief financial officer and treasurer of the Funds) and Ms. Olsen (general counsel and secretary of the Funds), as trustees of the plan, have the discretion to vote and dispose of shares held in the plan.

The following table illustrates the dollar range of shares of each Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Act”)) by each director as of December 31, 2005. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on December 30, 2005.

Name	Date	Int’l Fund[1]	Int’l Small Cap Fund	Int’l Value Fund	Mid Cap Fund[1]	Mid Cap Value Fund	Small Cap Fund	Small Cap Value Fund	Aggregate Artisan Funds

Directors who are not interested persons of Artisan Funds:

David A. Erne	12/31/05	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Thomas R. Hefty	12/31/05	Over $100,000	None	None	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000

Jeffrey A. Joerres	12/31/05	Over $100,000	None	Over $100,000	Over $100,000	None	$50,001 – 100,000	None	Over $100,000

Patrick S. Pittard	12/31/05	$50,001 – 100,000	None	$50,001 – 100,000	$10,001 – 50,000	Over $100,000	$10,001 – 50,000	$10,001 – 50,000	Over $100,000

Howard B. Witt	12/31/05	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler	12/31/05	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	Reflects beneficial ownership of Investor Shares only. As of December 31, 2005, no director beneficially owned Institutional Shares of Artisan International Fund or Artisan Mid Cap Fund.

No director who is not an interested person of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

Mark L. Yockey is the portfolio manager for Artisan International Fund and Artisan International Small Cap Fund. N. David Samra is the portfolio manager for Artisan International Value Fund. Andrew C. Stephens and James D. Hamel are the co-portfolio managers for Artisan Mid Cap Fund. Carlene Murphy Ziegler, Marina T. Carlson and Craigh A. Cepukenas are the co-portfolio managers for Artisan Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. are the co-portfolio managers for Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, including separate accounts and unregistered funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth below. 1

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2005

Fund	Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts

International Fund and International Small Cap Fund	Mark Yockey	Accounts: 5 Assets: $1,404,239,041	Accounts: 1 Assets: $253,950,812	Accounts: 33 Assets: $7,865,238,653

International Value Fund	N. David Samra	Accounts: 0 Assets: 0	Accounts: 1 Assets: $54,586,003	Accounts: 4 Assets: $141,056,336

Mid Cap Fund	James D. Hamel and Andrew C. Stephens	Accounts: 0 Assets: 0	Accounts: 1 Assets: $1,259,398,046	Accounts: 50 Assets: $4,079,064,891

Mid Cap Value Fund and Small Cap Value Fund	James C. Kieffer and Scott S. Satterwhite	Accounts: 3 Assets: $362,648,496	Accounts: 2 Assets: $192,022,385	Accounts: 17 Assets: $1,538,289,011

Small Cap Fund	Marina T. Carlson, Craigh A. Cepukenas and Carlene M. Ziegler	Accounts: 0 Assets: 0	Accounts: 3 Assets: $76,690,342	Accounts: 26 Assets: $1,521,696,392

Effective May 15, 2006, George O. Sertl, Jr. has been named a co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund with James C. Kieffer and Scott C. Satterwhite.

Number of Other Accounts Managed and Assets by Account Type as of April 30, 2006*

Fund	Additional Portfolio Manager	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts

Mid Cap Value Fund and Small Cap Value Fund	George O. Sertl, Jr.	Accounts: 3 Assets: $340,973,640	Accounts: 2 Assets: $198,392,993	Accounts: 20 Assets: $1,865,737,112

*	The information is presented as though the appointment of Mr. Sertl as co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund described above had been made as of April 30, 2006 rather than the May 15, 2006 effective date of such appointment.

The advisory fees received by Artisan Partners in connection with the management of the Funds are not based on the performance of the Funds; however, fees received by Artisan Partners from two of its separately managed accounts are performance-based. Artisan Partners manages an account for a registered investment company client in its international growth strategy with assets of $424,011,274 (as of September 30, 2005) for which it receives a performance-based fee. Artisan Partners also receives a performance-based fee for its management of an account in its small-cap value strategy. As of September 30, 2005, that account had $137,599,385 in total assets.

[1]	Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

Artisan Partners’ portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried employees. All of Artisan Partners’ senior professionals, including portfolio managers, have limited partnership interests in the firm.

At September 30, 2005, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act (the “1934 Act”) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership

Marina T. Carlson	Small Cap Fund	Over $1 million
Craigh A. Cepukenas	Small Cap Fund	$100,001-$500,000
James D. Hamel	Mid Cap Fund	Over $1 million
James C. Kieffer	Mid Cap Value Fund	$500,001-$1 million
	Small Cap Value Fund	$500,001-$1 million
N. David Samra	International Value Fund	Over $1 million
Scott C. Satterwhite	Mid Cap Value Fund	$100,000-$500,000
	Small Cap Value Fund	$100,000-$500,000
George O. Sertl, Jr. *	Mid Cap Value Fund	$100,000-$500,000
	Small Cap Value Fund	$100,000-$500,000
Andrew C. Stephens	Mid Cap Fund	Over $1 million
Mark L. Yockey	International Fund	Over $1 million
	International Small Cap Fund	Over $1 million
Carlene Murphy Ziegler	Small Cap Fund	Over $1 million

*	Effective May 15, 2006, Mr. Sertl was named a co-manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund. The information shown in the table with respect to Mr. Sertl’s beneficial ownership of Fund shares is as of April 30, 2006.

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy managed by Artisan Partners, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ accounting and financial personnel and legal and compliance personnel divide their time among services to Artisan Funds and separate account clients. At certain times, members of

Artisan Partners’ personnel, including senior management, may devote a significant amount of time to servicing separate account clients. In general, however, Artisan Partners performs a significant number of duties for Artisan Funds that it does not provide for other clients. As such, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, actions by one client account or multiple client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts if one or more accounts place restrictions on investments that differ from the restrictions of other client accounts. Artisan Partners attempts to prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners’ invests on behalf of all of its client accounts by generally not accepting accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Funds, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners employee is a director, except that the employee who is the director may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the Artisan Partners employee were not a director. As of the date of this SAI, no employee of Artisan Partners served as a director or officer of any public company other than Artisan Funds.

Allocation of Portfolio Transactions Among Clients. Artisan Partners has adopted written procedures for aggregating portfolio transactions and allocating them among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm’s portfolio management teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. To execute a portfolio management team’s order, the trader for that strategy usually places a single order across all participating accounts for execution by a single broker. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and the same commission rate.

Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, like initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the portfolio manager has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, if any, are not permitted to invest in underwritten offerings.

Soft Dollars and Commission Recapture. As described in more detail under “Portfolio Transactions” below, Artisan Partners may use client brokerage to pay for research if the research provides lawful and appropriate assistance to the firm in the investment decision-making process. When Artisan Partners receives research in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners does not use client brokerage from accounts invested in a strategy for research that does not benefit that strategy. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Funds, generally will pay the same commission rate for trades and will share pro rata in the costs for the research.

A number of Artisan Partners’ clients, including the Funds, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account).

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in the Funds’ compliance procedures and are reviewed on at least an annual basis by the Funds’ board of directors.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners’ proprietary accounts, if any, are treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more of those accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan employees (including acquisitions of securities as part of an initial public offering or private placement) and prohibits Artisan employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities (including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser) within sixty days. In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Artisan Partners reviews those reports and the securities holdings of its employees for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from separately managed accounts are generally calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of the date of this SAI, Artisan Partners had two separate accounts with performance-based fees. As described in more detail above, Artisan Partners has adopted procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund and Mid Cap Fund) as of January 1, 2006 were:

Name and Address	Fund	Percentage of Outstanding Shares Held
Charles Schwab & Co. Inc. [1] 101 Montgomery Street San Francisco, CA 94104-4122	International Fund – Investor Shares International Small Cap Fund International Value Fund Mid Cap Fund – Investor Shares Mid Cap Value Fund Small Cap Fund Small Cap Value Fund	40.22 44.63 42.10 20.37 33.68 5.09 23.76%

National Financial Services Corp. [1] One World Financial Center 200 Liberty Street New York, NY 10281-1003	International Fund – Investor Shares International Small Cap Fund International Value Fund Mid Cap Fund – Investor Shares Mid Cap Value Fund Small Cap Value Fund	12.87 13.66 22.61 6.96 27.95 8.97%

National Investor Services Corp. [1] 55 Water Street, 32nd Floor New York, NY 10041-3299	Mid Cap Value Fund	5.77%

Saxon and Company [1] PO Box 7780-1888 Philadelphia, PA 19182-0001	International Fund – Investor Shares	5.45%

New York State Teacher’s Retirement System 10 Corporate Woods Drive Albany, NY 12211-2500	International Fund – Institutional Shares	9.44%

State Street FBO Gates Family Foundation 200 Newport Avenue North Quincy, MA 02171-2102	International Small Cap Fund	5.27%

Fidelity Investments [1] 100 Magellan Way Covington, KY 41015-1999	Mid Cap Fund – Investor Shares Small Cap Value Fund	22.54 8.02%

Northern Trust Company FBO Goodyear 401K PO Box 92994 Chicago, IL 60675-2994	Small Cap Fund	10.15%

Name and Address	Fund	Percentage of Outstanding Shares Held
Wachovia Bank [1] FBO Portfolio Strategies 1525 West WT Harris Blvd Charlotte, NC 28288-0001	Small Cap Fund	15.78%

Linsco Private Ledger [1] PO Box 509046 San Diego, CA 92150-9046	Small Cap Fund	9.98%

Wendel & Company FBO Archdiocese of Miami PO Box 1066 Wall Street Station New York, NY 10268-1066	Mid Cap Fund – Institutional Shares	5.33%

Vanguard Fiduciary Trust Co [1] PO Box 2600 VM 613 Valley Forge, PA 19482-2600	Small Cap Value Fund	7.24%

[1]	Shares are held of record on behalf of customers, and not beneficially.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated December 27, 1995, as amended November 17, 2005 (International Fund); November 7, 2001 (International Small Cap Fund); August 8, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund); and July 31, 1997 (Small Cap Value Fund)(the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. As an officer of Artisan Investment Corporation, Mr. Ziegler (together with his spouse, a former director of Artisan Funds) manages Artisan Partners. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328; and 65 East 55th Street, 25th Floor, New York, New York 10022.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each

Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contracts for the Funds is available in the Funds’ semiannual report to shareholders for the most recent six months ended March 31. You may obtain a copy of the Funds’ most recent semiannual report, without charge, upon request to the Funds.

In return for its services, each Fund, other than Artisan International Fund and Artisan International Small Cap Fund, pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund’s average daily net assets up to $500 million; 0.975 of 1% of average daily net assets from $500 million up to $750 million; 0.950 of 1% of average daily net assets from $750 million to $1 billion; and 0.925 of 1% of average daily net assets over $1 billion. Artisan International Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund’s average daily net assets up to $500 million; 0.975 of 1% of average daily net assets from $500 million up to $750 million; 0.950 of 1% of average daily net assets from $750 million to $1 billion; 0.925 of 1% of average daily net assets from $1 billion to $12 billion; and 0.900 of 1% of average daily net assets over $12 billion. Artisan International Small Cap Fund pays Artisan Partners a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. Artisan Partners has undertaken to reimburse Artisan Mid Cap Value Fund and Artisan International Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year and Artisan International Small Cap Fund for any ordinary operating expenses in excess of 2.50% of average net assets over each fiscal year.

Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. The investment advisory fees paid by the Funds for the fiscal years ended September 30, 2005 and September 30, 2004, the three-month fiscal period ended September 30, 2003 and for the fiscal year ended June 30, 2003 were as follows:

Fund	Fiscal Year Ended September 30, 2005	Fiscal Year Ended September 30, 2004	Fiscal Period Ended September 30, 2003	Fiscal Year Ended June 30, 2003
International Fund	$101,816,286	$90,708,425	$20,395,030	$66,306,063
International Small Cap Fund	7,991,210	6,587,775	972,488	1,489,029
International Value Fund less waiver/reimbursement net fee	5,230,212	1,038,265	49,178 -39,758 9,420	48,398 -48,398 0
Mid Cap Fund	54,278,551	42,817,855	8,025,858	22,682,765
Mid Cap Value Fund	12,764,162	1,418,528	181,557	383,960
Small Cap Fund	5,976,034	1,676,128	312,469	1,009,495
Small Cap Value Fund	14,071,941	10,123,807	1,880,540	5,714,589

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC (“Distributors”) establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker-dealer selected and others that are considered, including its flexibility in completing step-out transactions; Artisan Partners’ knowledge of the financial stability of the broker-dealer selected; whether executing the trade through an electronic communication network (“ECN”) can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services. Recognizing the value of the factors above, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved broker-dealers and dealers, that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to the Artisan Funds board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities transactions (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the Funds’ shares. As part of such policies and procedures, Artisan Partners staff conduct periodic testing to determine if any significant correlation exists between sales of the Funds’ shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds portfolios to that broker (or an affiliate).

Effective July 1, 2003, a relatively small portion of the brokerage commissions generated by each Fund is directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statements of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; compilations of securities prices, earnings, dividends and similar data; computer databases; quotation services; research-oriented computer software and services; services related to proxy voting, economic and other consulting services, and trade organization memberships. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items in cash, which may provide an incentive to Artisan Partners to select a particular broker-dealer or

ECN that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners receives from broker-dealers products or services that are used both in the investment research process and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. Only the portion of the costs of such products or services attributable to research usage is defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners’ account and the accounts of any or all of its clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners include both third-party research (in which the broker-dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker-dealer providing them). Artisan Partners uses only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2005	Fiscal Year Ended September 30, 2004	Fiscal Period Ended September 30, 2003	Fiscal Year Ended June 30, 2003
International Fund	$25,256,917	$24,232,435	$5,896,799	$15,922,844
International Small Cap Fund	1,616,042	2,071,560	482,176	747,503
International Value Fund	1,373,366	419,465	18,461	38,264[1]
Mid Cap Fund	9,798,759	13,549,292	3,232,061	10,050,406
Mid Cap Value Fund	2,988,074	364,479	26,939	86,513
Small Cap Fund	2,361,113	918,650	167,324	735,616
Small Cap Value Fund	2,901,705	1,623,476	302,993	1,488,702

[1]	For the period from the Fund’s inception on September 23, 2002.

Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. There were increases in the aggregate commissions paid by all of the Funds for the fiscal year ended September 30, 2004 compared to the fiscal period ended September 30, 2003 because the September 30, 2003 fiscal period comprised a shorter three-month period as compared to the twelve-month period of the September 30, 2004 fiscal year. Each Fund also paid greater aggregate commissions for the fiscal year ended September 30, 2004 compared to the fiscal year ended June 30, 2003, and for fiscal year ended September 30, 2005 compared to fiscal year ended September 30, 2004. The increases in aggregate commissions paid by International Fund, International Value Fund, Mid Cap Value Fund, Small Cap Fund and Small Cap Value Fund were due primarily to increases in net assets, and for International Fund, International Value Fund and Small Cap Value Fund, increases in each Fund’s portfolio turnover rate also contributed to the increase in aggregate commissions paid.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2005.

	Fiscal Year Ended September 30, 2005
Fund	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
International Fund	$18,424,489	$8,884,897,115
International Small Cap Fund	1,020,893	464,027,488
International Value Fund	917,319	454,371,943
Mid Cap Fund	6,650,253	4,876,855,371
Mid Cap Value Fund	1,824,552	1,804,714,198
Small Cap Fund	1,803,045	1,046,106,866
Small Cap Value Fund	1,566,147	795,428,089

During the fiscal year ended September 30, 2005, certain series of Artisan Funds acquired securities of one of the Funds’ regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended) or their parent entities. The following table lists the name of that broker or dealer and the value of Artisan Funds’ aggregate holdings of the securities of that party as of September 30, 2005.

Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended September 30, 2005
UBS AG	$395,105,000

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy, the Fund’s economic interest as a shareholder is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•	Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

•	The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•	The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan in order to vote the securities.

Artisan Partners has engaged a proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. Artisan Partners has also engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to certain employees or services to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) with which Artisan Partners may be deemed to have a conflict, (b) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (c) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners will maintain a list of all issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each proxy administrator, who will refer all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member will conduct an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct this review.

In the event an actual or potential conflict of interest has been identified, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of one of Artisan Partners’ proxy service providers, provided that the service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the proxy service provider or any other source the proxy voting committee deems reliable. If neither proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will best serve the interests of Artisan Partners’ clients, including the Fund, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners periodically compares (a) the number of shares voted by the proxy service provider with the holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of the proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on the Funds’ website at www.artisanfunds.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safe guards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of directors regarding the policy’s operation and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Fund may be provided to any person. In no case do Artisan Funds,

Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on Artisan Funds’ website (www.artisanfunds.com) on the 15tth day of the following calendar quarter, or such later date as Artisan Funds may determine (the “Disclosure Date”) and are included in the reports Artisan Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings as of a month-end may be made available immediately after any month-end (which list shall not include more than one-fourth of the Fund’s holdings), provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings as of a month-end also may be made available immediately after month-end, provided that the substance of such discussion has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on the Artisan Funds’ website under the “Materials & Info” tab at www.artisanfunds.com/materials_info/view_online/view_online.cfm.

Artisan Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual period and semi-annual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to Artisan Partners; Distributors; Bell, Boyd & Lloyd, LLC, Ropes & Gray, LLP, Seyfarth Shaw LLP, Fulbright & Jaworski, LLP and Kirkpatrick & Lockhart LLP, attorneys for Artisan Funds; Ernst & Young LLP, the Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’

independent registered public accounting firm; State Street Bank & Trust Company, the Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., the Funds’ sub-transfer agent; Institutional Shareholder Services and Glass, Lewis & Co., the Funds’ proxy voting service providers; the Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Bear Stearns, Lehman Brothers Fixed Income Research and ITG, Inc.; and the Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Compex Litigation Support LLC, Sells Printing Company, Stark Media, Diversified Mail & Fulfillment Specialists, Proven Direct, The Printery and Blu Llama Design; (b) disclosure to broker-dealers or other counterparties, research providers or analytical services of lists of holdings or lists of securities of interest in connection with their provision of brokerage, research or analytical services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

Exceptions to Policy. Exceptions to the policy on the release of portfolio holdings must be (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds that such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) made pursuant to a written agreement under which the person or entity receiving portfolio holdings information is subject to a duty of confidentiality and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available.

Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel is responsible for keeping written records of any exceptions granted. To guard against conflicts between the interests of the Fund and Artisan Partners or its affiliates, any exceptions are required to be reported to the board of directors no later than at the next regularly scheduled board meeting after an exception is made.

Purchasing and Redeeming Shares

Purchases and redemptions are discussed in the prospectus under the headings “Buying Shares” and “Redeeming Shares.” In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 1-800-344-1770.

Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds currently use the “first-in, first-out” method, but reserve the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share (see “Net Asset Value” below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds that reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund’s 2% redemption fee, if applicable. However, each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, or the 2% redemption fee on Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund shares held for 90 days or less, for any account held through an authorized agent.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and certain other custom investment advisory services to clients of the authorized agents. A Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. Although neither the Funds nor Artisan Partners pays for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.

Net Asset Value. Share purchase and redemption orders will be priced at a Fund’s NAV next computed after such orders are received and accepted by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf.

The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time, but sometimes earlier) each day the NYSE is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding.

Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund generally invest a significant portion (and perhaps as much as substantially all) of their total assets in securities primarily traded outside the United States and each of the other Funds has the ability to invest up to 5% of its net assets at market value at time of purchase in non-U.S. securities. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV	If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error. Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Tax Information

Artisan Funds intends for each Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Code and thus not be subject to federal income taxes on amounts that it distributes to shareholders. If any of the Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders.

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is deemed paid as of December 31 of the prior calendar year.

You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain, except as described below with respect to “qualified dividend income.” Net short-term gain distributed by a Fund does not retain its character; it is taxable to shareholders as ordinary income and may not be set off against other capital losses. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by a Fund for more than one year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund, which qualifies as a regulated investment company for tax purposes, the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect.

As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In accordance with tax laws, each Fund intends to treat securities issued by a PFIC as sold on the last day of the Fund’s fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income that the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

If more than 50% of the value of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself take the deduction for foreign taxes paid in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Funds currently do not expect to pass through foreign taxes to shareholders, but instead expect to account for those taxes at the Fund level.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. The Funds generally do not sell shares to investors residing outside the U.S. and certain of the Funds’ investment strategies and policies may cause adverse tax consequence for shareholders residing outside the U.S. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of owning Fund shares.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of the Funds for the fiscal year ended September 30, 2005, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ (Investor Shares) annual report to shareholders.